                                                             Exhibit 10(iii)(42)


                               THE IT GROUP, INC.
                              EXECUTIVE BONUS PLAN

================================================================================

                          Effective November 17, 1998

                               TABLE OF CONTENTS

                                                                         Page
                                                                         ----

ARTICLE 1  INTRODUCTION....................................................1

              1.01  Purpose................................................1
              1.02  Effective Date and Term................................1
              1.03  Participation..........................................1

ARTICLE 2  DEFINITIONS.....................................................1

              2.01  Beneficiary............................................1
              2.02  Board; Board of Directors..............................2
              2.03  Bonus Payment..........................................2
              2.04  Cause..................................................2
              2.05  Change of Control......................................2
              2.06  Change of Control Bonus................................2
              2.07  Committee; Compensation Committee......................3
              2.08  Common Stock...........................................3
              2.09  Continued Service Bonus................................3
              2.10  FICA...................................................3
              2.11  Fiscal Year............................................3
              2.12  Full-Time Employee.....................................3
              2.13  Participant............................................3
              2.14  Performance Bonus......................................3
              2.15  Permanently Disabled...................................3
              2.16  Retirement Date........................................4
              2.17  Termination Date.......................................4

ARTICLE 3  ADMINISTRATION OF THE PLAN......................................4

ARTICLE 4  CONTINUED SERVICE BONUS.........................................4

              4.01  Continued Service Bonus................................4
              4.02  Separation from Service and Change of Control..........5

ARTICLE 5  PERFORMANCE BONUS...............................................6

              5.01  Performance Bonus......................................6
              5.02  Separation from Service................................6

ARTICLE 6  CHANGE OF CONTROL BONUS.........................................6

ARTICLE 7  GROSS-UP PAYMENT................................................7

ARTICLE 8  GENERAL PROVISIONS..............................................7

              8.01  Not an ERISA Plan......................................7
              8.02  Employment Not Guaranteed..............................7
              8.03  Applicable Law.........................................7
              8.04  Notices................................................7
              8.05  Prohibition Against Assignment.........................8
              8.06  No Transfer of Interest................................8
              8.07  Amendment or Termination of the Plan...................8
              8.08  Titles and Headings; Gender of Terms...................8
              8.09  Severability...........................................9
              8.10  Violation of any Covenant or Law.......................9
              8.11  Payments to Incapacitated Participant..................9
              8.12  Designation of Beneficiary.............................9

                               THE IT GROUP, INC.
                              EXECUTIVE BONUS PLAN

================================================================================


                                   ARTICLE 1
                                  INTRODUCTION

     1.01  Purpose.

     The IT Group, Inc. Executive Bonus Plan (the "Plan"), is hereby established by the Compensation Committee of the Board of Directors of The IT Group, Inc. (the "Company") and its affiliates, to provide an additional incentive to certain key executives of the Company or its affiliates (any such executive shall be referred to hereinafter as a "Key Individual") to improve the Company's overall profitability and value on a sustainable long term basis. The Plan provides for a cash bonus based on years of service by a Key Individual, the future appreciation in the value of the Company as reflected in the value of the common stock of the Company ("Common Stock"), and any Change of Control, as specifically provided herein.

     1.02  Effective Date and Term.

     This Plan is adopted effective as of November 17, 1998 (the "Effective Date"), and shall continue in effect until terminated by the Board of Directors (the "Plan Termination Date"). As of the Effective Date, no termination date has been established for this Plan.

     1.03  Participation.

     Participation in this Plan shall be limited to those Key Individuals who are selected from time to time by the Committee to participate in this Plan.
The participation in this Plan by any such Key Individual, and the payment of any Bonus Payments under this Plan to any such Key Individual, shall be governed by the terms of this Plan.

                                   ARTICLE 2
                                  DEFINITIONS

     Capitalized terms used in this Plan shall have the meanings ascribed to them in this Article 2, except that in the case of any capitalized term not specifically defined in this Article 2, such term shall have the meaning assigned to it in the text of this Plan where such term first appears.

     2.01  Beneficiary.

     "Beneficiary" shall mean, with respect to any Participant, the one or more persons and/or entities designated as such Participant's Beneficiary pursuant to
Section 8.11 hereof.

                               THE IT GROUP, INC.
                              EXECUTIVE BONUS PLAN

================================================================================

     2.02  Board; Board of Directors.

     "Board" and "Board of Directors" each shall mean the Board of Directors of the Company.

     2.03  Bonus Payment.

     "Bonus Payment" shall mean the amount payable as a Continued Service Bonus, a Performance Bonus, or a Change of Control Bonus, as defined herein.

     2.04  Cause.

     "Cause" shall mean (a) willful misconduct by Participant resulting in material harm to the Company or an affiliate (including harm to the Company or an affiliate's public reputation), (b) the breach by Participant of any of his covenants contained in any agreement with the Company or an affiliate, (c) Participant's conviction of, or Participant's entering of a guilty plea with respect to, a felony or (d) Participant's misappropriation of corporate funds.

     2.05  Change of Control.

     "Change of Control" shall mean the first to occur of the following events:
(a) any date upon which the directors of the Company who were nominated by the Board of Directors for election as directors and/or were elected by the holders of the Cumulative Convertible Participating Preferred Stock cease to constitute a majority of the directors of the Company; (b) a reorganization, merger or consolidation of the Company, the consummation of which results in the outstanding securities of any class being exchanged for or converted into cash, property and/or securities not issued by the Company; (c) the acquisition of substantially all of the property and assets of the Company by any person or entity; (d) the dissolution or liquidation of the Company; or (e) the date of the first public announcement that any person or entity, together with all Affiliates and Associates (as capitalized terms are defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934) of such person or entity, shall have become the beneficial owner (as defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of voting securities of the Company representing 35% or more of the voting power of the Company; provided, however, that the terms "person" and "entity," as used in this clause (e), shall not include (x) the Company, any of its subsidiaries, The Carlyle Group and its Affiliates, (y) any employee benefit plan of the Company or any of its subsidiaries, or (z) any entity holding voting securities of the Company for or pursuant to the terms of any such plan.

     2.06  Change of Control Bonus.

     "Change of Control Bonus" shall mean the cash bonus payment to which a Participant may become entitled pursuant to Article 6 and the terms of this Plan.

                               THE IT GROUP, INC.
                              EXECUTIVE BONUS PLAN

================================================================================

     2.07  Committee; Compensation Committee.

     "Committee" and "Compensation Committee" each shall mean the Compensation Committee of the Board of Directors of the Company.

     2.08  Common Stock.

     "Common Stock" shall mean the Company's common stock, $.01 par value per share.

     2.09  Continued Service Bonus.

     "Continued Service Bonus" shall mean the cash bonus payment to which a Participant may become entitled pursuant to Article 4 and the terms of this Plan.

     2.10  FICA.

     "FICA" shall mean the Federal Income Contributions Act.

     2.11  Fiscal Year.

     "Fiscal Year" shall mean the Company's annual accounting period for tax and financial accounting purposes, which annual accounting period ends on the last Friday of each December.

     2.12  Full-Time Employee.

     "Full-Time Employee" shall mean a person who is currently employed by the Company or an affiliate and completes at least 30 hours of employment each week.

     2.13  Participant.

     "Participant" shall mean any Key Individual who is selected from time to time by the Board to participate in this Plan pursuant to Section 1.03 hereof and is currently employed by the Company or an affiliate.

     2.14  Performance Bonus.

     "Performance Bonus" shall mean the cash bonus payment to which a Participant may become entitled pursuant to Article 5 and the terms of this Plan.

     2.15  Permanently Disabled.

     "Permanently Disabled" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period

                               THE IT GROUP, INC.
                              EXECUTIVE BONUS PLAN

================================================================================

of not less than twelve (12) months. A Participant shall not be deemed to be Permanently Disabled until proof of the existence thereof shall have been furnished to the Administrative Committee in such form and manner, and at such times, as the Administrative Committee may require. Any determination by the Company or an affiliate that Participant is or is not Permanently Disabled shall be final and binding upon the Company or an affiliate and Participant.

     2.16  Retirement Date.

     "Retirement Date" shall mean the last day of a Participant's employment with the Company or any affiliate which also constitutes his or her "Normal Retirement Date" under the IT Corporation Retirement Plan.

     2.17  Termination Date.

     "Termination Date" shall mean the last day of a Participant's employment by the Company or an affiliate.

                                   ARTICLE 3
                           ADMINISTRATION OF THE PLAN

     This Plan shall be administered by the Compensation Committee. The Committee shall have full authority and power, to be exercised in its sole discretion, to make all determinations and/or decisions concerning the administration, application or interpretation of any provision of this Plan, and the Committee may adopt such rules and regulations as it may deem necessary, appropriate or helpful to carry out the purposes of this Plan. All determinations, decisions, interpretations, rules, regulations and other actions of the Committee concerning this Plan shall be final and shall be binding on all individuals and entities interested in this Plan (and any Beneficiary or other successor-in-interest to any such person or any such entity).

                                   ARTICLE 4
                            CONTINUED SERVICE BONUS

     4.01  Continued Service Bonus.

     A Participant shall receive a Continued Service Bonus in an amount determined by the Committee and as set forth on a bonus agreement between the Participant and Company ("Bonus Agreement") for each anniversary of the Effective Date during the term of the Plan provided that such Participant is a Full-Time Employee on such anniversary date.

                               THE IT GROUP, INC.
                              EXECUTIVE BONUS PLAN

================================================================================


     4.02  Separation from Service and Change of Control.

     Notwithstanding the foregoing, the occurrence of the following events will affect the participant's eligibility for a Continued Service Bonus as follows:

          (a) Termination of Employment for Cause; Voluntary Termination.  A
              ----------------------------------------------------------
     Participant shall not be eligible for any Continued Service Bonus under this Plan following a separation from service if such separation was due to termination by the Company or an affiliate for Cause or a voluntary termination by the Participant.

          (b) Termination Without Cause.  In the event that a Participant's
              -------------------------
     employment with the Company or an affiliate is terminated by either without Cause during the consecutive twelve-month period prior to an anniversary of the Effective Date (or such other date specified in the Participant's Bonus Agreement), the Termination Date for purposes of determining the Participant's eligibility for a Continued Service Bonus shall be deemed to have occurred six (6) months following the Participant's actual Termination Date.

          (c) Retirement of a Participant.  In the event a Participant's
              ---------------------------
     employment terminates on or after his or her Retirement Date during the consecutive twelve-month period prior to an anniversary of the Effective Date (or such other date specified in the Participant's Bonus Agreement), such Participant shall be immediately eligible to receive any Continued Service Bonus for any outstanding anniversary or anniversaries of the Effective Date as if he or she had remained a Full-Time Employee through the last anniversary date on which a Continued Service Bonus is to be awarded.

          (d) Death or Disability of a Participant.  In the event a Participant
              ------------------------------------
     dies or becomes Permanently Disabled while employed by the Company or an affiliate during the consecutive twelve-month period prior to an anniversary of the Effective Date (or such other date specified in the Participant's Bonus Agreement), such Participant shall be immediately eligible to receive any Continued Service Bonus for any outstanding anniversary or anniversaries of the Effective Date (or such other date specified in the Participant's Bonus Agreement) as if he or she had remained a Full-Time Employee through the last anniversary date on which a Continued Service Bonus is to be awarded.

          (e) Change of Control.  In the event a Change of Control occurs during
              -----------------
     the term of this Plan and while the Participant is employed by the Company or an affiliate, a Participant shall be eligible for the balance of the total targeted Continued Service Bonus under the Plan as set forth in the Participant's Bonus Agreement.

                               THE IT GROUP, INC.
                              EXECUTIVE BONUS PLAN

================================================================================

                                   ARTICLE 5
                               PERFORMANCE BONUS

     5.01  Performance Bonus.

     A Participant shall receive a Performance Bonus in an amount determined by the Committee and as set forth in the Participant's Bonus Agreement.

     5.02  Separation from Service.

     Notwithstanding the foregoing, the occurrence of the following events will affect a Participant's eligibility for a Performance Bonus:

          (a) Termination of Employment for Cause; Voluntary Termination.  A
              ----------------------------------------------------------
     Participant shall not be eligible for any further Performance Bonus under this Plan if the Participant's separation from service was due to termination for Cause or voluntary termination.

          (b) Termination Without Cause.  In the event that a Participant's
              -------------------------
     employment with the Company or an affiliate is terminated without Cause, the Termination Date for the purposes of determining the Participant's eligibility for a Performance Bonus shall be deemed to have occurred six
     (6) months following the Participant's actual Termination Date.

          (c) Retirement of a Participant.  In the event a Participant's
              ---------------------------
     employment terminates on or after his or her Retirement Date, the Termination Date for the purposes of determining the Participant's eligibility for a Performance Bonus shall be deemed to have occurred twelve
     (12) months following the Participant's actual Termination Date.

          (d) Death or Disability of a Participant.  In the event a Participant
              ------------------------------------
     dies or becomes Permanently Disabled, the Termination Date for the purposes of determining the Participant's eligibility for a Performance Bonus shall be deemed to have occurred twelve (12) months following the Participant's actual Termination Date.

                                   ARTICLE 6
                            CHANGE OF CONTROL BONUS

     In the event a Change of Control occurs during the term of this Plan, a Participant shall receive a Change of Control Bonus as set forth in his Bonus Agreement less any Continued Service Bonuses and Performance Bonuses actually received by the Participant prior to the Change of Control.

                               THE IT GROUP, INC.
                              EXECUTIVE BONUS PLAN

================================================================================

                                   ARTICLE 7
                                GROSS-UP PAYMENT

     A Participant who receives a Bonus Payment shall also receive a gross-up payment to offset his or her federal, state, and local income tax and FICA tax liability. The gross-up payment shall be equal to a Bonus Payment multiplied by a fraction, x/(1-x), where x equals the highest marginal combined effective federal, state, and local income tax rates imposed on a Bonus Payment, and reduced by any tax benefit associated with any interest expense deduction claimed by the Participant in the year of the receipt of such Bonus Payment.

                                   ARTICLE 8
                               GENERAL PROVISIONS

     8.01  Not an ERISA Plan.

     This Plan is restricted to key management employees selected by the Board of Directors and is not intended to constitute a "qualified plan" for federal income tax purposes and is not subject to the Employee Retirement Income Security Act of 1974, as amended.

     8.02  Employment Not Guaranteed.

     This Plan is voluntary on the part of the Company or any affiliate, and the Plan shall not be deemed to constitute an employment contract between the Company or any affiliate and any Participant, nor shall the adoption or existence of the Plan or any provision contained in the Plan be deemed to be a required condition of the employment of any Participant. Nothing contained in this Plan shall be deemed to give any Participant the right to continued employment with the Company or any affiliate, and the Company or an affiliate may terminate any Participant at any time, in which case the Participant's rights arising under this Plan shall be only those expressly provided under the terms of this Plan.

     8.03  Applicable Law.

     This Plan shall be governed by and construed and enforced in accordance and with the laws of the State of Delaware, without regard to the application of the conflicts of law provisions thereof.

     8.04  Notices.

     All notices and other communications required or permitted to be given under the Plan shall be in writing and shall be deemed to have been duly given if delivered personally or by inter-office mail as follows: (i) if to the Company, The IT Group, Inc., Mosside Boulevard, Monroeville, PA 15146-2792; (ii) if to a Participant, to the last home or business address of the Participant known to the sender.

                               THE IT GROUP, INC.
                              EXECUTIVE BONUS PLAN

================================================================================

     8.05  Prohibition Against Assignment.

     Except as otherwise expressly provided in this Plan, the rights, interests and benefits of a Participant under this Plan (a) may not be sold, assigned, transferred, pledged, hypothecated, gifted, bequeathed or otherwise disposed of to any other party by such Participant or any Beneficiary, executor, administrator, heir, distributee or other person claiming under such Participant, and (b) shall not be subject to execution, attachment or similar process. Any attempted sale, assignment, transfer, pledge, hypothecation, gift, bequest or other disposition of such rights, interests or benefits contrary to the foregoing provisions of this Section shall be null and void and without effect.

     8.06  No Transfer of Interest.

     No provision of this Plan shall be interpreted or construed (a) as transferring to any Participant or any other person or entity any direct or indirect ownership or other proprietary interest whatsoever in the Company or any affiliate or its stock or securities, or (b) as creating any partnership, joint venture or other joint business enterprise between any such person and the Company or any affiliate. The Company and each affiliate shall have and possess all title to, and beneficial interest in, any and all funds or other property received by the Company or any affiliate in connection with the sale or other disposition of all or any portion of the Company's or any affiliate's assets and/or any funds or reserves maintained or held by the Company or any affiliate on account of any obligation to pay the Bonus Payments as required under this Plan, whether or not earmarked by the Company or any affiliate as a fund or reserve for such purpose; any such funds, other property or reserves shall be subject to the claims of the creditors of the Company or any affiliate, and the provisions of this Plan are not intended to create, and shall not be interpreted as vesting, in any Participant, Beneficiary or other person, any right to or beneficial interest in any such funds, other properly or reserves.

     8.07  Amendment or Termination of the Plan.

     The Compensation Committee may amend this Plan from time to time in any respect that it deems appropriate or desirable, and the Committee may terminate this Plan at any time; provided, however, that any such amendment or termination may not, without the written consent of a Participant, eliminate, reduce or otherwise adversely affect the rights of such Participant to receive payments under this Plan pursuant to Bonus Agreements entered into prior to the act of such amendment or termination, or, if earlier, the effective date of such amendment or termination.

     8.08  Titles and Headings; Gender of Terms.

     Article and Section headings herein are for reference purposes only and shall not be deemed to be part of the substance of this Plan or in any way to enlarge or limit the meaning or

                               THE IT GROUP, INC.
                              EXECUTIVE BONUS PLAN

================================================================================

interpretation of any provision in this Plan. Use in this Plan of the masculine, feminine or neuter gender shall be deemed to include each of the omitted genders if the context so requires.

     8.09  Severability.

     In the event that any provision of this Plan is found to be invalid or otherwise unenforceable by a court or other tribunal of competent jurisdiction, such invalidity or unenforceability shall not be construed as rendering any other provision contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision was not contained herein.

     8.10  Violation of any Covenant or Law.

     Notwithstanding any other provision of this Plan, the Company or any affiliate shall not be required to make a Bonus Payment to a Participant if making such Bonus Payment would cause the Company or an affiliate to violate any covenant or other similar provision in any indenture, loan agreement, or other agreement, or cause the Company or an affiliate to violate any applicable federal, state or local law.

     8.11  Payments to Incapacitated Participant.

     In the event a Participant is under mental or physical incapacity at the time of any payment to be made to such Participant pursuant to this Plan, any such payment may be made to the conservator or other legally appointed personal representative having authority over and responsibility for the person or estate of such Participant, as the case may be, and for purposes of such payment references in this Plan to the Participant shall mean and refer to such conservator or other personal representative, whichever is applicable. In the absence of any lawfully appointed conservator or other personal representative of the person or estate of the Participant, any such payment may be made to any person or institution that has apparent responsibility for the person and/or estate of the Participant as determined by the Board. Any payment made in accordance with the provisions of this Section to a person or institution other than the Participant shall be deemed for all purposes of this Plan as the equivalent of a payment to such Participant, and the Company and its affiliates shall have no further obligation or responsibility with respect to such payment.

     8.12  Designation of Beneficiary.

     A Participant shall be entitled to designate one or more persons or entities, in any combination, as his "Beneficiary" to receive any Plan payments to which such Participant is entitled in the event of the Participant's death during the term of this Plan. Any such designation shall be made in a written instrument filed with the Board. In the event that either (a) a Beneficiary designation is not on file at the date of a Participant's death, (b) no Beneficiary survives the Participant, or (c) the Beneficiary designated by a deceased Participant is not living at the time any payment becomes payable under this Plan, then, for purposes of making any further payment of any unpaid Participation Payment (or any unpaid installment thereof), such Participant's Beneficiary shall be deemed to be the person or persons surviving him in the first of the following classes in which there is a survivor, share and share alike:

          (i) The Participant's surviving spouse.

          (ii) The Participant's children, except that if any of the children predecease the Participant but leave issue surviving, then such issue shall take by right of representation the share their parent would have taken if living.

          (iii)  The Participant's estate.

     IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer, effective as provided in Section 1.02 hereof

                              THE IT GROUP, INC.

                              a Delaware corporation

                              By: /s/ Anthony J. DeLuca
                                 ----------------------------------

                              Title:  President
                                    -------------------------------